SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 2, 2011

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement.

On or about May 2, 2011, Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”) entered into a joint venture Services Agreement (the “Agreement”) with Tactical Air Support, Inc., a Nevada corporation (“Tac-Air”) relating to the capital lease and operation of an Embraer EMB 314 Super Tucano aircraft (the “Aircraft”). The Embraer EMB 314 Super Tucano is world renowned for its capabilities in counter insurgency and air to ground ordnance deliveries.

Tac-Air is a highly regarded Aerospace/Defense Services contractor founded by a group of former Navy, Marine, and Air Force Weapon’s School Instructors to provide the military and commercial sectors with the highest possible quality of aviation, maintenance and consulting support. Tac-Air has won and successfully executed multiple Aerospace/Defense contracts awarded by divisions of the U.S. Department of Defense. Tac-Air’s website is located at www.tacticalairsupport.com.

Pursuant to the terms of the Agreement, the Aircraft was leased in the name of Tac-Air under a capital lease, with Tac-Air maintaining full control of the Aircraft and responsibility for all associated operational, administrative, maintenance and insurance costs related to the operation of the Aircraft. Tactical Air Defense Services, Inc. has deliver $80,280.00 as a security deposit (the “Deposit”) under the lease of the Aircraft, with Tac-Air required to compensate the Company with an interest payment equal to one percent (1%) of the Deposit payable monthly. In addition, the Company is entitled to thirty percent (30%) of the operating profit received by Tac-Air relating to work performed with the Aircraft. A copy of the Agreement has been attached to this Form 8-K and incorporated herein by reference in its entirety.

Item  7.01                      Regulation FD Disclosure.

Press Releases

On May 3, 2011, the Company issued a press release relating to the agreement as described in “Item 1.01 Entry Into Material Definitive Agreements” above.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

10.1	Services Agreement between Tactical Air Defense Services, Inc. and Tactical Air Support, Inc.

99.1	Press release dated as of May 3, 2011 entitled “Tactical Air Defense Services Acquires Use of Specialty Military Aircraft” (Deemed Furnished)

Dated:   May 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc. /s/ Alexis Korybut

By:	Alexis Korybut
Its:	Chief Executive Officer